UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

Form 8-K/A

CURRENT REPORT

Pursuant to Section 13 or 15(d) of The

Securities Exchange Act of 1934

December 7, 2004

(Date of Report)

(Date of earliest event reported)

ICOS CORPORATION

(Exact name of registrant as specified in its charter)

Delaware	0-19171	91-1463450
(State or other jurisdiction of incorporation)	(Commission File No.)	(IRS Employer Identification No.)

22021 20th Avenue SE, Bothell, WA 98021

(Address of principal executive offices, including Zip Code)

(425) 485-1900

(Registrant’s telephone number, including area code)

Not Applicable

(Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-14(c)).

Item 5.02. Departure of Directors or Principal Officers; Election of Directors; Appointment of Principal Officers.

On December 7, 2004, Robert J. Herbold was elected by ICOS Corporation’s board of directors to fill a vacancy as a Class 1 director for a term that began March 16, 2005 and will expire on the date of ICOS’ 2006 annual meeting of stockholders or when his successor is duly elected and qualified. This Form 8-K/A is filed pursuant to Instruction Number 2 to Item 5.02 of Form 8-K. On March 15, 2004, Mr. Herbold was appointed by ICOS Corporation’s board of directors to serve on the Nominating and Corporate Governance Committee of the board of directors effective March 16, 2005.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, as amended, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

ICOS CORPORATION

Date: March 18, 2005	By:	/s/ John Kliewer
	Name:	John B. Kliewer
	Its:	Vice President, General Counsel and Secretary